SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20509

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                July 6, 2006
                                ------------
                                Date of Report
                      (Date of Earliest Event Reported)

                        SOUVALL-PAGE AND COMPANY, INC
                        -----------------------------
            (Exact Name of Registrant as Specified in its Charter)

      Utah                       000-51464               87-0376691
      ----                       ---------              ----------
(State or other juris-      (Commission File No.)       (IRS Employer
diction of incorporation)                                I.D. No.)


                   3884 East No. Little Cottonwood Road
                        Salt Lake City, Utah 84092
                        --------------------------
                   (Address of Principal Executive Offices)

                                (801) 942-0555
                                -------------
                                Telephone No.

                                     N/A
                                     ---
                              (Former Address)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          At a special meeting of stockholders called to be held June 26, 2006, and adjourned to July 6, 2006, the Company's stockholders adopted, ratified and approved Amended and Restated Articles of Incorporation, a copy of which is attached hereto and incorporated herein by reference. See
Exhibit 3 of Item 9.01.

         At the meeting, 2,464,000 shares of the Company's outstanding common stock (93%) was represented in person or by proxy, with all of such shares voting in favor of the adoption of the Amended and Restated Articles of Incorporation, and none voting against and none abstaining. For further information regarding the Amended and Restated Articles of Incorporation, see the Definitive Proxy Statement of the Company filed with the Securities and Exchange Commission on June 15, 2006, which is incorporated herein by reference. See Item 9.01.

Item 9.01   Financial Statements and Exhibits.

     (c)   Exhibits.

      Attached:
      ---------

           Exhibit No.        Description
           -----------        -----------

                3             Amended and Restated Articles of Incorporation

      Incorporated by Reference:
      --------------------------

                19            Definitive Proxy Statement


                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SOUVALL-PAGE AND COMPANY, INC.


Date:
     --------                    ------------------------------
                                 David C. Merrell
                                 President and Director